CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

Exhibit 10.26

SONY MUSIC ENTERTAINMENT

25 Madison Avenue

New York, NY 10010

United States

SPOTIFY AB

Birger Jarlsgatan 61,

Stockholm, SE 113 56

Sweden

April 1, 2017 (“Amendment Effective Date”)

Second Amendment to Digital Distribution Agreement;

We refer to the Digital Distribution Agreement entered into by Sony Music Entertainment (“Label”) and Spotify AB (“Company”) with an effective date of April 1, 2017 and all Exhibits attached thereto (the “Agreement”). All terms defined in the Agreement and used herein shall have the same meanings as given to them in the Agreement unless otherwise defined herein.

Label and Company hereby agree that, in order to simplify interpretation of the Agreement, with effect from the Amendment Effective Date:

PRIOR AGREEMENT

1.	Section 5(c) of the Agreement shall be deemed deleted in its entirety.

2.	The following new definition shall be added to paragraph 1 of Exhibit A to the Agreement:

****

3.	The final paragraph of section 2(a) of Exhibit A to the Agreement shall be deemed deleted in its entirety.

FRAMEWORK AMENDMENT / BUNDLE DEALS

4.	The second sentence of section 2(b) of Exhibit A to the Agreement shall be deemed substituted with the following text:

Notwithstanding expiry of the Prior Agreement, the Parties hereby agree that (i) except as expressly set forth elsewhere in this Agreement (including, for the avoidance of doubt, pursuant to Paragraph 10(l) below), the Framework Amendment and Bundle Deals shall continue to apply with full force and effect, including with respect to any and all Partner Schedules entered into pursuant to the Framework Amendment prior to the Effective Date, for the full duration of the applicable Offer Period, and (ii) from and after the Effective Date, the term of the Framework Amendment, Partner Schedules and Bundle Deals shall be measured by the termination or earlier expiration of the Term of this Agreement.

**** Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

5.	We also refer to the Third Party Distribution Approval Framework Amendment entered into by Label and Company on October 21, 2014 (the “Framework Amendment”) together with any and all ‘Partner Schedules’ agreed pursuant to the Framework Amendment. Label and Company hereby agree that, in order to simplify interpretation of the Framework Amendment and Partner Schedules, with effect from the Amendment Effective Date, all references to the “Agreement” in the Framework Amendment shall be deemed to be references to the Agreement (as defined herein).

B2B AGREEMENT

6.	The second sentence of section 2(c) of Exhibit A to the Agreement shall be deemed substituted with the following text:

Notwithstanding expiry of the Prior Agreement, the Parties hereby agree that the B2B Amendment shall continue to apply with full force and effect during the subsistence of the Term of this Agreement, subject to either Party having the right to terminate its term upon **** written notice to the other Party.

7.	We also refer to the Digital Content Distribution Agreement entered into by Label and Company on October 15, 2015, as amended (the “B2B Agreement”). Label and Company hereby agree that, in order to simplify interpretation of the B2B Agreement, with effect from the Amendment Effective Date, all references to the “Underlying Agreement” in the B2B Agreement shall be deemed to be references to the Agreement (as defined herein)

FAMILY PREMIUM SUBSCRIPTION

8.	Section 2(d) of Exhibit A to the Agreement shall be deemed substituted with the following:

Family Premium Subscription. The Parties hereby agree that (A) the following provisions of this Agreement will have retroactive effect to May 23, 2016 in each country of the Territory: (i) the Grant of Rights set forth in this Agreement for Family Premium Subscriptions, (ii) the Content Usage Rules set forth in this Agreement for Family Premium Subscriptions, and (iii) the eligibility criteria set forth in this Agreement for Family Premium Subscriptions; and (B) the determination and calculation of wholesale fees for Premium Subscriptions with multiple User Profiles associated with the same subscription in each country of the Territory for any periods since May 23, 2016 shall be determined and calculated by giving effect to (x) the provisions of paragraph 10(a)(1)(A)(iv)(b)(II) of this Term Sheet (in respect of SME Materials), and (y) the provisions of paragraph 10(a)(2)(A)(iv)(b)(II) of this Term Sheet (in respect of Orchard Materials).

9.	Section 10(a)(1)(A)(iv)(b) of Exhibit A to the Agreement shall be deemed substituted with the following:

(b)	**** of: (a) where ****; or (b) where the **** in the relevant ****, subject always to Paragraph 10(b) below and regardless of whether **** in such **** (and provided that only **** shall be counted for the purposes of this sub-paragraph).

10.	Section 10(a)(2)(A)(iv)(b) of Exhibit A to the Agreement shall be deemed substituted with the following:

**** Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED BY SPOTIFY TECHNOLOGY S.A. PURSUANT TO 17 CFR 200.83

(b)	**** of: (a) where the ****; or (b) where the **** in the relevant ****, subject always to Paragraph 10(b) below and regardless of whether **** in such **** (and provided that only **** shall be counted for the purposes of this sub-paragraph).

Except as otherwise provided herein, all other terms and conditions of the Agreement shall remain unaffected and in full force and effect.

Very truly yours, SONY MUSIC ENTERTAINMENT By: /s/ L. Jeff Walker Title: EVP & Head, Bus. & Legal Affairs Global Digital Business Date: January 30, 2018	ACCEPTED AND AGREED: SPOTIFY AB By: /s/ Peter Grandelius Title: Associate General Counsel Date: January 31, 2018

**** Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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